Exhibit 99.1

Gabrielle M. Andrés
Corporate Communications
P 615.269.8175
www.healthcarerealty.com
NEWS RELEASE
HEALTHCARE REALTY TRUST ANNOUNCES SECOND QUARTER RESULTS
NASHVILLE, Tennessee, August 9, 2010 — Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the second quarter ended June 30, 2010. FFO per diluted common share for the three months ended June 30, 2010 totaled $0.36, which includes the net positive effect of certain non-recurring items totaling $2.2 million, or $0.04 per diluted common share. FFO per diluted common share for the six months ended June 30, 2010 totaled $0.67. FAD for the three months ended June 30, 2010 totaled $0.37 per diluted common share.
Revenues for the three months and six months ended June 30, 2010 totaled $65.4 million and $129.9 million, respectively. Income from continuing operations for the three and six months ended June 30, 2010 totaled $5.0 million and $6.1 million, respectively. Net income attributable to common stockholders for the three months ended June 30, 2010 totaled $6.5 million, or $0.10 per diluted common share. Net income attributable to common stockholders for the six months ended June 30, 2010 totaled $11.1 million, or $0.18 per diluted common share.
Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $2.3 billion in 206 real estate properties and mortgages as of June 30, 2010, excluding assets classified as held for sale and including an investment in one unconsolidated joint venture. The Company’s 201 owned real estate properties, excluding assets classified as held for sale, are comprised of six facility types, located in 28 states, totaling approximately 12.6 million square feet. The Company provides property management services to approximately 8.8 million square feet nationwide.
The Company directs interested parties to its Internet site, www.healthcarerealty.com, where information is posted regarding this quarter’s operations. Please contact the Company at 615.269.8175 to request a printed copy of this information.
In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2009 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.

HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Income (1)
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

REVENUES
Master lease rent	$14,752	$14,023	$29,683	$28,742
Property operating	47,350	45,866	93,496	88,771
Straight-line rent	733	345	1,315	715
Mortgage interest	469	978	1,107	1,468
Other operating	2,102	3,006	4,272	6,515

	65,406	64,218	129,873	126,211

EXPENSES
General and administrative	3,545	5,329	8,276	12,295
Property operating	24,710	23,566	49,381	46,919
Bad debt, net	(258)	127	(457)	562
Depreciation	16,817	15,418	33,387	30,559
Amortization	1,332	1,346	2,633	2,827

	46,146	45,786	93,220	93,162

OTHER INCOME (EXPENSE)
Loss on extinguishment of debt	—	—	(480)	—
Re-measurement gain of equity interest upon acquisition	—	—	—	2,701
Interest expense	(15,569)	(9,985)	(31,880)	(19,996)
Interest and other income, net	1,356	228	1,793	383

	(14,213)	(9,757)	(30,567)	(16,912)

INCOME FROM CONTINUING OPERATIONS	5,047	8,675	6,086	16,137

DISCONTINUED OPERATIONS
Income (loss) from discontinued operations	(58)	696	866	1,528
Impairment	—	—	—	(22)
Gain on sales of real estate properties	1,525	7,443	4,221	20,051

INCOME FROM DISCONTINUED OPERATIONS	1,467	8,139	5,087	21,557

NET INCOME	6,514	16,814	11,173	37,694

Less: Net income attributable to noncontrolling interests	(40)	(62)	(105)	(77)

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$6,474	$16,752	$11,068	$37,617

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$0.08	$0.15	$0.10	$0.28

Discontinued operations	0.03	0.14	0.08	0.37

Net income attributable to common stockholders	$0.11	$0.29	$0.18	$0.65

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$0.08	$0.15	$0.10	$0.27

Discontinued operations	0.02	0.13	0.08	0.37

Net income attributable to common stockholders	$0.10	$0.28	$0.18	$0.64

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	61,340,739	58,128,489	60,654,907	58,153,637

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	62,382,409	58,899,618	61,690,322	58,897,895

(1)	The Condensed Consolidated Statements of Income do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Cash Flows (1)
(Dollars in thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

Cash flows from operating activities:
Net income	$6,514	$16,814	$11,173	$37,694
Non-cash items:
Depreciation and amortization — real estate	17,563	16,703	35,000	33,574
Depreciation and amortization — other	1,513	835	2,924	1,644
Provision for bad debt, net	(258)	129	(457)	566
Impairments	—	—	—	22
Straight-line rent receivable	(734)	(319)	(1,319)	(672)
Straight-line rent liability	103	111	206	224
Stock-based compensation	566	1,013	1,320	2,301
Provision for deferred post-retirement benefits	346	475	782	1,967
Re-measurement gain of equity interest upon acquisition	—	—	—	(2,701)
Other non-cash items	(542)	253	(542)	507

Total non-cash items	18,557	19,200	37,914	37,432

Other items:
Accounts payable and accrued liabilities	633	(4,409)	5,678	(3,200)
Other liabilities	(1,484)	(4,327)	(488)	(3,346)
Other assets	(692)	(1,066)	(162)	134
Gain on sales of real estate properties	(1,525)	(7,443)	(4,221)	(20,051)
Loss on extinguishment of debt	—	—	480	—
Payment of partial pension settlement	(342)	—	(342)	(2,300)
State income taxes paid, net of refunds	(497)	(503)	(491)	(569)

Total other items	(3,907)	(17,748)	454	(29,332)

Net cash provided by operating activities	21,164	18,266	49,541	45,794

Cash flows from investing activities:
Acquisition and development of real estate properties	(28,789)	(28,715)	(54,057)	(61,791)
Funding of mortgages and notes receivable	(800)	(5,365)	(2,890)	(8,816)
Investment in unconsolidated joint ventures	—	(149)	—	(149)
Proceeds from sales of real estate	4,035	18,971	23,623	82,878
Proceeds from mortgages and notes receivable repayments	33	60	69	98

Net cash provided by (used in) investing activities	(25,521)	(15,198)	(33,255)	12,220

Cash flows from financing activities:
Net (borrowings) repayments on unsecured credit facilities	(27,000)	13,000	(30,000)	9,000
Repayments on notes and bonds payable	(587)	(1,021)	(1,111)	(21,569)
Repurchase of notes payable	—	—	(8,556)	—
Quarterly dividends paid	(18,953)	(22,849)	(37,370)	(45,678)
Proceeds from issuance of common stock	44,424	165	59,469	348
Equity issuance costs	(20)	—	(20)	—
Debt issuance costs	—	—	(515)	—
Capital contributions received from noncontrolling interest holders	37	—	670	529
Distributions to noncontrolling interests	(134)	(32)	(249)	(75)

Net cash used in financing activities	(2,233)	(10,737)	(17,682)	(57,445)

Increase (decrease) in cash and cash equivalents	(6,590)	(7,669)	(1,396)	569
Cash and cash equivalents, beginning of period	11,045	12,376	5,851	4,138

Cash and cash equivalents, end of period	$4,455	$4,707	$4,455	$4,707

(1)	The Condensed Consolidated Statements of Cash Flows do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

RECONCILIATION OF FUNDS FROM OPERATIONS (1) (2):
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

Net Income Attributable to Common Stockholders	$6,474	$16,752	$11,068	$37,617

Gain on sales of real estate properties	(1,525)	(7,443)	(4,221)	(20,051)
Real estate depreciation and amortization	17,435	16,703	34,768	33,585

Total adjustments	15,910	9,260	30,547	13,534

Funds From Operations	$22,384	$26,012	$41,615	$51,151

Funds From Operations Per Common Share — Basic	$0.36	$0.45	$0.69	$0.88

Funds From Operations Per Common Share — Diluted	$0.36	$0.44	$0.67	$0.87

Weighted Average Common Shares Outstanding — Basic	61,340,739	58,128,489	60,654,907	58,153,637

Weighted Average Common Shares Outstanding — Diluted	62,382,409	58,899,618	61,690,322	58,897,895

RECONCILIATION OF FUNDS AVAILABLE FOR DISTRIBUTION (2):
(Dollars in thousands, except per share data)
(Unaudited)

Three Months Ended
June 30, 2010

Net Income Attributable to Common Stockholders	$6,474
Gain on sales of real estate properties	(1,525)
Partial pension settlement	(342)
Total non-cash items included in cash flows from operating activities (3)	18,557

Funds Available For Distribution	$23,164

Funds Available For Distribution Per Common Share — Diluted	$0.37

Weighted Average Common Shares Outstanding — Diluted	62,382,409

(1)	Funds from operations (“FFO”) is calculated according to the definition of the National Association of Real Estate Investment Trusts and is comprised primarily of net income attributable to common stockholders and depreciation from real estate, but is not adjusted for certain non-cash income and expense items. Gains on the sale of real estate properties are excluded from FFO and FFO per share, while impairments are included in FFO and FFO per share.

(2)	FFO and Funds Available For Distribution (“FAD”) do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company’s operating performance or as alternatives to cash flow as measures of liquidity.

(3)	See the Condensed Consolidated Statements of Cash Flows that are included in this earnings release.

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